Subsequent Events	6 Months Ended
Apr. 30, 2025
Subsequent Events [Abstract]
Subsequent events
18.	Subsequent events

The Company has assessed all subsequent events from April 30, 2025 up through October 31, 2025, which is the date that these consolidated financial statements are available to be issued. No subsequent event which had a material impact on the Company was identified through the date of issuance of the financial statements

On July 8, 2025, the Company offered 1,625,000 A Shares at an initial public offering price of $4.00 per share, which generated gross proceeds of $6,500,000 before deducting underwriting discounts and offering expenses. The Company granted the underwriters an option, exercisable within 45 days of issuance date, to purchase up to an additional 243,750 A Shares at the public offering price less underwriting discounts and commissions for the purpose of covering over-allotments.